                                                                      EXHIBIT 21

 Acordia Benefits of Florida, Inc.
----------------------------------------------------
 Acordia Benefits of Northern California, Inc.
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 Acordia Healthcare Solutions, Inc.
----------------------------------------------------
 Acordia International, Ltd.
----------------------------------------------------
 Acordia Lloyd Insurance Services, Inc.
----------------------------------------------------
 Acordia National, Inc.
----------------------------------------------------
 Acordia Northeast, Inc. (New Jersey)
----------------------------------------------------
 Acordia Northeast, Inc. (New Hampshire)
----------------------------------------------------
 Acordia Northwest, Inc.
----------------------------------------------------
 Acordia of Cental Indiana, Inc.
----------------------------------------------------
 Acordia of Cincinnati, Inc.
----------------------------------------------------
 Acordia of Cleveland, Inc.
----------------------------------------------------
 Acordia of Colorado, Inc.
----------------------------------------------------
 Acordia of Columbus, Inc.
----------------------------------------------------
 Acordia of Dallas, Inc.
----------------------------------------------------
 Acordia of Evansville, Inc.
----------------------------------------------------
 Acordia of Illinois, Inc.
----------------------------------------------------
 Acordia of Lexington, Inc.
----------------------------------------------------
 Acordia of Louisville, Inc.
----------------------------------------------------
 Acordia of Michigan, Inc.
----------------------------------------------------
 Acordia of Minnesota, Inc.
----------------------------------------------------
 Acordia of Mississippi, Inc.
----------------------------------------------------
 Acordia of Nevada, Inc.
----------------------------------------------------
 Acordia of North Carolina, Inc.
----------------------------------------------------
 Acordia of Northeast Indiana, Inc.
----------------------------------------------------
 Acordia of Northern Kentucky, Inc.
----------------------------------------------------
 Acordia of Northwest Indiana, Inc.
----------------------------------------------------
 Acordia of Pennsylvania, Inc.
----------------------------------------------------
 Acordia of Phoenix, Inc.
----------------------------------------------------
 Acordia of San Francisco, Inc.
----------------------------------------------------
 Acordia of Southern California, Inc.
----------------------------------------------------
 Acordia of Southern Indiana, Inc.
----------------------------------------------------
 Acordia of West Virginia--Bluefield, Inc.
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 Acordia of West Virginia--Clarksburg, Inc.
----------------------------------------------------
 Acordia of West Virginia, Inc.
----------------------------------------------------
 Acordia of Western Kentucky, Inc.
----------------------------------------------------
 Acordia Senior Benefits, Inc.
----------------------------------------------------
 Acordia Senior of the Southeast, Inc.
----------------------------------------------------
 Acordia Small Business Benefits, Inc.
----------------------------------------------------
 Acordia Southeast, Inc.
----------------------------------------------------
 Acordia Texas Gulf Coast, Inc.
----------------------------------------------------
 Acordia West Texas, Inc.
----------------------------------------------------
 Acordia/Pettit-Morry Co. of California, Inc.

 Acordia/Pettit-Morry Co. of Oregon, Inc.
--------------------------------------------------------
 Acordia/Potts Davis & Co.
--------------------------------------------------------
 Acordia/Rauh Securities Corporation
--------------------------------------------------------
 American E & S Insurance Brokers California, Inc.
--------------------------------------------------------
 American E & S Insurance Brokers New York, Inc.
--------------------------------------------------------
 American E & S Insurance Texas, Inc.
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 Anthem Marketing Services, Inc.
--------------------------------------------------------
 Big Sandy Insurance Agency, Inc.
--------------------------------------------------------
 Bluefield Insurance Agency, Inc.
--------------------------------------------------------
 Boyd Starnes Insurance Agency, Inc.
--------------------------------------------------------
 Chamberlaine & Flowers of Morgantown, Inc.
--------------------------------------------------------
 Citizens Building Corporation
--------------------------------------------------------
 Citizens Real Estate Investment Company
--------------------------------------------------------
 Corepoint MCO, Inc.
--------------------------------------------------------
 Corporate Claims Services, Inc.
--------------------------------------------------------
 Criterion International Managers, Inc.
--------------------------------------------------------
 Curnow-Halls Associates
--------------------------------------------------------
 Davis & Associates, Inc.
--------------------------------------------------------
 Eastern Kentucky Safety Corporation
--------------------------------------------------------
 Flat Top Insurance Agency of Kentucky, Inc.
--------------------------------------------------------
 Flat Top Insurance Agency of Ohio, Inc.
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 Flat Top Insurance Agency of Tennessee, Inc.
--------------------------------------------------------
 Francis, Francis & Trivitte, Inc.
--------------------------------------------------------
 FTIA Finance Corporation
--------------------------------------------------------
 Goody Insurance Agency, Inc.
--------------------------------------------------------
 Group Plan Consultants, Inc.
--------------------------------------------------------
 Hawkins Insurance Agency, Inc.
--------------------------------------------------------
 Hogg Robinson Consulting Group, Inc.
--------------------------------------------------------
 Hogg Robinson of New York, Inc.
--------------------------------------------------------
 Hogg Robinson of Virginia, Inc.
--------------------------------------------------------
 John B. Scates & Co.
--------------------------------------------------------
 Key Horizons Marketing, Inc.
--------------------------------------------------------
 LWP Services, Inc.
--------------------------------------------------------
 McHugh Adjustment Bureau, Inc.
--------------------------------------------------------
 MCIG Kentucky, Inc.
--------------------------------------------------------
 MCIG Ohio, Inc.
--------------------------------------------------------
 MCIG Pennsylvania, Inc.
--------------------------------------------------------
 MCIG Virginia, Inc.
--------------------------------------------------------
 MedSpan Health Network, Inc.
--------------------------------------------------------
 Moore-Peterson Insurance Agency Company, Inc.
--------------------------------------------------------
 Moore-Peterson of Pennsylvania, Inc.
--------------------------------------------------------
 National Benefit Administrators, Inc.
--------------------------------------------------------
 National Target Group Administrators, Inc.

 Pettit-Morry of Colorado, Inc.
----------------------------------------------------
 Premium Finance Services, Inc.
----------------------------------------------------
 Property Managers Risk Purchasing Group, Inc.
----------------------------------------------------
 Puget Sound Underwriters, Inc.
----------------------------------------------------
 ReagerHarris, Inc.
----------------------------------------------------
 RHR Fine Arts Agency, Inc.
----------------------------------------------------
 Robinson-Conner of Tennessee, Inc.
----------------------------------------------------
 Rothschild, Bell & Walseth, Inc.
----------------------------------------------------
 Selectnet Plus, Inc.
----------------------------------------------------
 The Reeves Company, Inc., Insurance Brokers
----------------------------------------------------
 United Financial Network, Inc.
----------------------------------------------------
 Walter P. Walters Insurance Agency, Inc.
----------------------------------------------------
 Willamette Insurance Service Co.
----------------------------------------------------
 Woods Insurance Agency, Inc.